AVAYA CLEANSING MATERIALS April 2017

2 VALUE CONSIDERATIONS

ILLUSTRATIVE RECOVERY WATERFALL

Tax Effected Pension

1. Subtract US Pension Value from TEV
2. Split Value Between US Guarantors and Foreign / US Non-Guarantors
3. Deduct Foreign Pension from Foreign / US Non-Guarantor Value
4. Calculate Distributable Un/Encumbered Value
5. Create Un/Encumbered Waterfalls
6. Determine Recoveries

(1) Illustrative Waterfall Recovery

Distributable TEV	
TEV [1]	$5,915
Less US Pension [2]	(494)
	$5,420

(2)

US Guarantors	
Illustrative Domestic Split	70%
TEV	$3,794

Foreign / US Non-Guarantors	
Illustrative Int'l Split	30%
TEV	$1,626

(3) Foreign / US Non-Guarantors

Assets	
TEV	$1,626
Cash on Hand [3]	125
IP Value [4]	12
	$1,763
Liabilities	
Intercompany	TBD
Foreign Pension	(500)
Capital Leases	(13)
	TBD
Equity Value	
	TBD

(4) Encumbered Value

Assets	
TEV	$3,794
65% Equity [5]	TBD
Cash on Hand [3]	318
Cash Pool Support	75
IP Value [4]	189
Intercompany	TBD
	TBD
Liabilities	
OPEB	TBD
Foreign Pension	-
Capital Leases	(18)
	TBD
Distributable Value	
Net Value	TBD

Unencumbered Value

Assets	
35% Equity [5]	TBD
Cash on Hand	-
IP Value [4]	-
	TBD
Liabilities	
OPEB	TBD
	TBD
Distributable Value	
	TBD

(5) Waterfall - Encumbered Value — TBD

Claim	Face Value	Recovery %	Recovery $
DIP	$725	TBD	TBD
1st Lien Debt	4,534	TBD	TBD
2nd Lien Debt [6]	1,440	TBD	TBD
Unsecured Claims	250	TBD	TBD
		Residual Equity	TBD

(6) Total Recovery

Claim	Recovery $	Recovery %	Equity Splits [7]
DIP	TBD	TBD	TBD
1st Lien Debt	TBD	TBD	TBD
2nd Lien Debt	TBD	TBD	TBD
Unsecured Claims	TBD	TBD	TBD

(5) Waterfall - Unencumbered Value — TBD

Claim	Face Value	Recovery %	Recovery $
DIP	TBD	TBD	TBD
1st Lien Deficiency	TBD	TBD	TBD
2nd Lien Deficiency	TBD	TBD	TBD
Unsecured Claims	TBD	TBD	TBD
		Residual Equity	TBD

AVAYA

3

4 Notes 1. TEV is pre intellectual property valuation which is subsequently allocated between US Guarantors (“USG”) and Foreign / US Non-Guarantors (“F / UNSG”). 2. Tax effected estimated book value of pension as of 9/30/17. Tax rate of 38.4% per Company and KPMG guidance. 3. Represents estimated total balance sheet cash as of 9/30/17. 4. Represents estimated IP value of $201 million which is subject to material change. Value is incremental to TEV and is broken down between CC, UC, Networking and Other at $40 million, $76 million, $37 million and $48 million, respectively. 5. Represents equity of Foreign / US Non-Guarantors. 6. Represents principal plus accrued interest at petition date. 7. Equity value calculated based on midpoint of TEV range plus IP value less net debt of $1,750 million, capital leases of $31 million, foreign pension underfunding of $500 million and the tax-effected US pension and OPEB obligations. NOTES TO ILLUSTRATIVE RECOVERY WATERFALL The recovery model is subject to material change. Value allocation and distribution among creditor classes are subject to many factors, including but not limited to, TEV, IP value, treatment of legacy liabilities, cash and treatment of cash at emergence, treatment of intercompany receivables and payables, USG versus F/USNG value splits, waterfall priority and rights and remedies of various creditors.

ILLUSTRATIVE VALUE SPLITS DETAIL

($, in millions)	Reported Revenue (A)	Reported Adj. EBITDA	Pension Adjustment	Reported Adj. EBITDAP (B)	Pro Forma Adjustments[1]	PF Adj. EBITDAP (C)	PF Adj. EBITDAP Margin
FY 2016							
USG[2]	$2,096.5	$789.2	($51.8)	$737.4	($45.6)	$691.9	
% of Total	*56.6%*	*84.0%*		*81.4%*		*76.0%*	***33.0%***
Foreign[3]	$1,605.4	$150.5	$18.1	$168.6	$49.3	$217.9	
% of Total	*43.4%*	*16.0%*		*18.6%*		*24.0%*	***13.6%***
Total	**$3,701.8**	**$939.7**	**($33.7)**	**$906.1**	**$3.7**	**$909.8**	

FY 2016	(A) Reported Revenue	(B) Reported Adj. EBITDAP	(A) (B) Average Reported	(C) PF Adj. EBITDAP	(A) (B) (C) Average
USG	56.6%	81.4%	69.0%	76.0%	71.4%
Foreign	43.4%	18.6%	31.0%	24.0%	28.6%

Illustrative Range	
75.0%	65.0%
25.0%	35.0%

($, in millions)	Reported Revenue (A)	Reported Adj. EBITDA	Pension Adjustment	Reported Adj. EBITDAP (B)	Pro Forma Adjustments[1]	PF Adj. EBITDAP (C)	PF Adj. EBITDAP Margin
Q1'17 LTM 12/31							
USG[2]	$2,040.3	$776.8	($55.0)	$721.8	($79.6)	$642.2	
% of Total	*56.4%*	*81.8%*		*79.2%*		*70.2%*	***31.5%***
Foreign[3]	$1,579.2	$172.6	$16.9	$189.5	$83.4	$272.8	
% of Total	*43.6%*	*18.2%*		*20.8%*		*29.8%*	***17.3%***
Total	**$3,619.5**	**$949.4**	**($38.1)**	**$911.3**	**$3.7**	**$915.0**	

LTM Q1'17	(A) Reported Revenue	(B) Reported Adj. EBITDAP	(A) (B) Average	(C) PF Adj. EBITDAP	(A) (B) (C) Average
USG	56.4%	79.2%	67.8%	70.2%	68.6%
Foreign	43.6%	20.8%	32.2%	29.8%	31.4%

Illustrative Range	
75.0%	65.0%
25.0%	35.0%

Notes:
General Note: Immaterial rounding differences from external financial reporting may exist
1. Includes various one time adjustments
2. US Guarantor entities
3. Foreign / US Non-Guarantor entities

AVAYA

5

LEGACY LIABILITIES

Aon Hewitt has rolled forward the calculation of global book underfunding from September 30, 2016 to September 30, 2017.

- Higher estimated weighted average domestic pension discount rate range of 3.95% as of Sept. 30, 2017 vs. 3.55% at Sept. 30, 2016
- Higher estimated weighted average domestic OPEB discount rate range of 4.04% as of Sept. 30, 2017 vs. 3.67% at Sept. 30, 2016
- Higher estimated weighted average international liabilities discount rate range of 1.80% as of Sept. 30, 2017 vs. 1.22% at Sept. 30, 2016
- Arrowhead assumed to pay all expected benefit payments through September 30, 2017

		Book Value			
		U.S.			
		Pension	OPEB	Non-US Pension	Total
September 30, 2016	Assets	$2,370	$172	$67	$2,609
	Liabilities	(3,558)	(436)	(650)	(4,644)
	Surplus / (Deficit)	**($1,188)**	**($264)**	**($583)**	**($2,035)**
September 30, 2017 Estimate	Assets	$2,426	$173	$58	$2,657
	Liabilities	(3,229)	(407)	(557)	(4,193)
	Surplus / (Deficit)	**($803)**	**($234)**	**($500)**	**($1,536)**
Δ	Assets	$56	$1	($9)	$48
	Liabilities	329	29	93	451
	Surplus / (Deficit)	**$385**	**$30**	**$83**	**$499**

Source: Company filings, Aon Hewitt analysis dated March 29, 2017

General Notes: Dollars in millions

Amounts shown do not represent an updated GAAP balance sheet calculation per Erisa / SEC filing guidelines but rather represent an estimate of the potential underfunding amounts as of Sept 2017, assuming current views on interest rate curves and discount rates per the Company's pension advisors.

AVAYA

6

7 AVAYA BUSINESS PLAN 2017

8 Actual Actual Actual Proj Proj Proj Proj Proj $ in millions 2014 2015 2016 2017 2018 2019 2020 2021 Revenue Product $2,196 $2,029 $1,755 $1,340 $1,116 $1,091 $1,116 $1,152 y-o-y growth (8%) (14%) (24%) (17%) (2%) 2% 3% Services $2,175 $2,052 $1,947 $1,835 $1,663 $1,601 $1,577 $1,569 y-o-y growth (6%) (5%) (6%) (9%) (4%) (1%) (1%) Total Revenue $4,371 $4,081 $3,702 $3,175 $2,778 $2,691 $2,693 $2,721 y-o-y growth (7%) (9%) (14%) (12%) (3%) 0% 1% Non-GAAP Gross Margin $2,574 $2,467 $2,278 $1,925 $1,726 $1,696 $1,714 $1,751 GM % 59% 60% 62% 61% 62% 63% 64% 64% Non-GAAP Operating Costs R&D $372 $338 $273 $238 $188 $175 $167 $160 SG&A $1,475 $1,411 $1,249 $1,116 $961 $902 $859 $825 Non-GAAP Operating Income $727 $718 $756 $571 $577 $618 $688 $766 Depreciation / other addbacks2 $120 $113 $121 $110 $93 $80 $77 $78 OCI addbacks $51 $69 $62 $95 $99 $100 $89 $76 Adjusted EBITDA3 $898 $900 $940 $777 $769 $798 $855 $920 Margin % 21% 22% 25% 24% 28% 30% 32% 34% Memo Adjusted EBITDAP4 $933 $903 $906 $729 $712 $731 $777 $833 Margin % 21% 22% 24% 23% 26% 27% 29% 31% Total ICE5 $2,999 $2,793 $2,460 $2,220 $1,923 $1,811 $1,741 $1,688 y-o-y growth (7%) (12%) (10%) (13%) (6%) (4%) (3%) AVAYA BUSINESS PLAN 2017 – OVERVIEW FINANCIAL SUMMARY: 2017-2021 NON-GAAP P&L OUTLOOK FY2017 is expected to be a challenging year for Avaya as it navigates the Chapter 11 restructuring process1. Post-emergence, however, the Company is expected to recommence the business model expansion achieved prior to the filing. 5 Notes: 1. Avaya Business Plan 2017 assumes a bankruptcy of approximately 6-9 months. 2. Includes $22 / $8 / $1 million of software amortization in FY14 / FY15 / FY16, respectively, and zero thereafter. 3. Adjusted EBITDA is defined as EBITDA adjusted to exclude certain charges and other adjustments, such as certain one-time charges and pension-related expenses. 4. Reflects Adjusted EBITDA less OCI addback plus pension/OPEB/LTD/FAS112 expense. 5. Total Incurred Costs and Expenses (“ICE”) reflects the Company’s total non-GAAP costs, excluding standard costs. For modeling and presentation purposes, the Company’s Networking business segment is assumed to be sold on 9/30/2017.

9 Actual Proj Proj Proj Proj $ in millions 1Q17 2Q17 3Q17 4Q17 2017 Revenue Product $401 $323 $300 $315 $1,340 y-o-y growth (14%) (24%) (25%) (33%) (24%) Services $474 $458 $450 $454 $1,835 y-o-y growth (4%) (5%) (7%) (7%) (6%) Total Revenue $875 $781 $750 $769 $3,175 y-o-y growth (9%) (14%) (15%) (20%) (14%) Non-GAAP Gross Margin $538 $466 $451 $470 $1,925 GM % 61% 60% 60% 61% 61% Non-GAAP Operating Costs R&D $62 $61 $58 $58 $238 SG&A $289 $287 $275 $264 $1,116 Non-GAAP Operating Income $187 $118 $117 $148 $571 Depreciation / other addbacks $30 $27 $27 $26 $110 OCI addbacks $21 $25 $25 $25 $95 Adjusted EBITDA $238 $170 $169 $199 $777 Margin % 27% 22% 23% 26% 24% Memo Adjusted EBITDAP $226 $158 $157 $187 $729 Margin % 26% 20% 21% 24% 23% AVAYA BUSINESS PLAN 2017 – OVERVIEW FINANCIAL SUMMARY: 2017 QUARTERLY NON-GAAP P&L OUTLOOK The Company is forecasting revenue of $3.175bn and Adjusted EBITDA of $777m in FY 2017.

10 AVAYA BUSINESS PLAN 2017 – OVERVIEW REVENUE AND EBITDA SUMMARY BY KEY BUSINESS SEGMENT1 Notes: Segmentation subject to ongoing management review and revision. Segment Adj. EBITDA and Segment Adj. EBITDAP represent a fully allocated view and do not include standalone/carve-out assumptions and methodologies. FY15-16 APS revenue segmentation reflects revisions based on internal sampling analysis and audits; FY14 was not within the scope of these revisions. 1. Business segment revenue estimates shown are internal company estimates and may not correspond to historical SEC filings. Actual Actual Actual Proj Proj Proj Proj Proj '17-'21 $ in millions 2014 2015 2016 2017 2018 2019 2020 2021 CAGR Contact Center Product $391 $396 $418 $379 $418 $456 $491 $530 9% APS $185 $161 $161 $154 $167 $184 $199 $214 9% Maintenance $380 $385 $392 $400 $412 $424 $439 $455 3% Total CC Revenue $956 $941 $971 $934 $996 $1,063 $1,129 $1,199 6% Segment Adj. EBITDA $261 $294 $345 $296 $305 $346 $394 $444 Margin 27% 31% 36% 32% 31% 33% 35% 37% Segment Adj. EBITDAP $270 $295 $335 $280 $282 $316 $358 $401 Margin 28% 31% 35% 30% 28% 30% 32% 33% Total APCS Revenue $287 $297 $304 $294 $292 $295 $297 $300 0% Segment Adj. EBITDA $38 $41 $62 $55 $52 $55 $59 $63 Margin 13% 14% 20% 19% 18% 19% 20% 21% Segment Adj. EBITDAP $40 $41 $60 $52 $48 $50 $53 $56 Margin 14% 14% 20% 18% 16% 17% 18% 19%

11 AVAYA BUSINESS PLAN 2017 – OVERVIEW REVENUE AND EBITDA SUMMARY BY KEY BUSINESS SEGMENT1 Notes: Segmentation subject to ongoing management review and revision. Segment Adj. EBITDA and Segment Adj. EBITDAP represent a fully allocated view and do not include standalone/carve-out assumptions and methodologies. FY15-16 APS revenue segmentation reflects revisions based on internal sampling analysis and audits; FY14 was not within the scope of these revisions. 1. Business segment revenue estimates shown are internal company estimates and may not correspond to historical SEC filings. 2. Unified Communications includes revenue from the Company’s GSMB segment. 3. For modeling and presentation purposes, the Company’s Networking business segment is assumed to be sold on 9/30/2017. Actual Actual Actual Proj Proj Proj Proj Proj '17-'21 $ in millions 2014 2015 2016 2017 2018 2019 2020 2021 CAGR Unified Communications2 Product $1,579 $1,419 $1,147 $811 $698 $635 $624 $622 (6%) APS $151 $161 $125 $97 $73 $61 $58 $56 (13%) Maintenance $1,038 $937 $865 $806 $692 $613 $563 $525 (10%) Other Services $58 $47 $40 $33 $28 $25 $21 $19 (13%) Total UC Revenue $2,826 $2,564 $2,176 $1,747 $1,491 $1,333 $1,267 $1,222 (9%) Segment Adj. EBITDA $682 $664 $635 $492 $413 $397 $402 $413 Margin 24% 26% 29% 28% 28% 30% 32% 34% Segment Adj. EBITDAP $704 $666 $615 $466 $382 $365 $367 $376 Margin 25% 26% 28% 27% 26% 27% 29% 31% Networking3 Product $226 $214 $190 $149 APS $5 $6 $8 $7 Maintenance $70 $59 $52 $45 Total Networking Revenue $301 $279 $251 $200 Segment Adj. EBITDA ($83) ($99) ($101) ($66) Margin (28%) (36%) (40%) (33%) Segment Adj. EBITDAP ($80) ($99) ($104) ($69) Margin (27%) (36%) (42%) (34%) Total WholeCo Revenue $4,371 $4,081 $3,702 $3,175 $2,778 $2,691 $2,693 $2,721 (4%) Adj. EBITDA $898 $900 $940 $777 $769 $798 $855 $920 Margin 21% 22% 25% 24% 28% 30% 32% 34% Adj. EBITDAP $933 $903 $906 $729 $712 $731 $777 $833 Margin 21% 22% 24% 23% 26% 27% 29% 31% Memo: Software & Services % of Total Revenue 71% 73% 76% 81% 88% 90% 90% 91%

12 $2,220 $1,923 $1,811 $1,741 $1,688 2017 2018 2019 2020 2021 ~$150m of ICE removed related to the sale of the Networking business. Transaction assumed to occur on 9/30/2017 for modeling purposes LONG RANGE COST OVERVIEW OPERATING COST OVERVIEW THRU 2021 Although the scope and timing of previously targeted cost reduction initiatives has been impacted in FY2017, post-emergence from Chapter 11 the Company is expected to continue its cost optimization and recommence its business model expansion. Long Range Cost Outlook $297M Reduction $62M Carryover $112M Reduction $52M Carryover $70M Reduction $24M Carryover $53M Reduction $12M Carryover

2017 ABP VS. LFO – ADJUSTED EBITDA BRIDGE

RECENT CHANGES TO FOUNDATIONAL ASSUMPTIONS HAVE IMPACTED 2017 BUSINESS PLAN



Volume and Mix Shift
LFO: $3,198m vs. Business Plan: $3,175m
Cost / Other*
LFO ICE vs. Business Plan and updated pension addback assumption
$849M
$8M
$23M
$40M
$777M
Sept LFO*
STD Margin
Revenue Mix Impact
Cost / Other Impact
2017 Business Plan

* ~$55M unfavorable ICE impact (ABP vs. LFO) offset by ~$15M favorable impact from updated pension OCI addback.

AVAYA

13

CASH FLOW OUTLOOK

FINANCIAL SUMMARY: 2017-2021

Despite near-term headwinds, ongoing cost initiatives and outer years revenue stabilization are expected to result in ~$230 million of average annual cash flow in FY17-21.

Cash Flow Metrics **$ in millions**	Actual FY14	Actual FY15	Actual FY16	Proj FY17	Proj FY18	Proj FY19	Proj FY20	Proj FY21
Adjusted EBITDA	$898	$900	$940	$777	$769	$798	$855	$920
Change in Working Capital[1]	$33	$64	$110	$4	($49)	($24)	($13)	($21)
Restructuring Payments	($121)	($90)	($121)	($85)	($57)	($40)	($24)	($20)
Pension / OPEB Payments[1]	($233)	($147)	($160)	($192)	($178)	($165)	($102)	($101)
Other Operating Activities[2]	($30)	($34)	($175)	($160)	($81)	($91)	($95)	($107)
Cash Interest[3]	($454)	($421)	($428)	($120)	($120)	($120)	($120)	($120)
Cash Taxes[3]	($50)	($56)	($51)	($39)	($80)	($103)	($168)	($188)
Operating CF	**$41**	**$216**	**$114**	**$184**	**$204**	**$254**	**$332**	**$363**
Capital Expenditures	($135)	($124)	($95)	($68)	($67)	($66)	($64)	($63)
Acquisitions	($16)	($24)	($20)	($4)	$0	$0	$0	$0
Divestitures	$127	$0	$0	$0	$0	$0	$0	$0
Proceeds from Sale of Assets	$102	$23	$16	$60	$10	$0	$0	$0
IP Monetization Proceeds	$0	$0	$0	$0	$125	$0	$0	$0
Other Activities[4]	($20)	($34)	($24)	($21)	($24)	($1)	$0	$0
Total Other CF	**$58**	**($159)**	**($123)**	**($33)**	**$44**	**($67)**	**($64)**	**($63)**
FX	($14)	($32)	($10)	($11)	$0	$0	$0	$0
Total CF	**$85**	**$25**	**($19)**	**$140**	**$248**	**$187**	**$268**	**$301**
Memo								
Projected Ending Cash	NA	NA	NA	$350	$598	$785	$1,053	$1,354
Projected Ending Debt	NA	NA	NA	$2,000	$2,000	$2,000	$2,000	$2,000
Unlevered Cash Taxes[5]	NA	NA	NA	($39)	($209)	($219)	($244)	($263)

Key Assumptions

- Cash flow projections reflect ordinary course operations in terms of working capital, pension payments.
  - To be updated and discussed with creditor advisors regarding Chpt.11 and emergence impacts.
- Near term restructuring payments primarily relate to pre-existing restructuring actions.
- Capex levels lower vs. history, reflecting lower APCS revenue levels, exit of Networking as well as ongoing footprint / spend optimization initiatives.

Notes:
1. Working capital, pension projections reflect ordinary course and do not include bankruptcy-related impacts.
2. Include cash flow adjustments related to pension, prepaid expenses, payroll, variable compensation and other assets / liabilities; also include ~$30M and $40M of restructuring related professional fees in FY16 and 1Q'17, respectively.
3. FY17+ estimates based on analysis from Company's tax advisors; assumptions include $2.0 billion pro forma debt (at 6% cash interest) and tax treatment under 382(l)(6) with zero debt repayment in the projection period.
4. Historical amounts include investing cash flows as well as capital lease payments (primarily related to APCS); projections reflect a run-off of existing capital lease commitments.
5. Illustrative projections assuming a debt-free scenario based on analysis from Company's tax advisors.

AVAYA

14

15 $96 $145 $139 $126 $62 $62 $81 $71 $57 $28 $41 $21 $16 $16 $16 $16 $16 $16 $16 $15 $24 $26 $24 $24 $24 $23 $24 $23 $24 $24 $160 $192 $178 $165 $102 $101 $120 $111 $96 $68 $- $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 US pension US OPEB Non-US pension PENSION OVERVIEW Avaya’s pension and OPEB (Other Postemployment Benefits) cash outflows, driven by required pension contributions in compliance with IRS guidelines, are forecasted to peak in 2017 at ~$190 million and then fall to ~$70 million by 2025. Avaya Pension and OPEB Cash Outflows FY16  FY25 1 Notes: 1. Germany comprises approximately 98% of Non-US pension for the FY 2016-2025 period.